UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 28, 2008

Marshall Edwards, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-50484	51-0407811
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation or
organization)
140 Wicks Road, North Ryde, NSW, 2113 Australia
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (011) 61 2 8877-6196
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 3.02 Unregistered Sales of Equity Securities
Item 9.01. Financial Statements and Exhibits
Signature
Index to Exhibits
EX-4.1: WARRANT
EX-10.1: SECURITIES SUBSCRIPTION AGREEMENT
EX-99.1: PRESS RELEASE

Item 1.01. Entry into a Material Definitive Agreement.
     Marshall Edwards, Inc. (the “Company”) entered into a Securities Subscription Agreement (the “Securities Subscription Agreement”) dated as of July 28, 2008 with Novogen Limited (“Novogen”) and OppenheimerFunds, Inc. (“Oppenheimer”) pursuant to which the Company has sold 2,908,295 and 1,700,000 shares of common stock, par value $0.00000002 per share (the “Shares”) to Novogen and Oppenheimer, respectively, with Oppenheimer acting as adviser to each of the following parties severally and not jointly: (i) Oppenheimer International Growth Fund; (ii) Mass Mutual International Equity Fund; (iii) Oppenheimer International Growth Fund/VA; (iv) AZL Oppenheimer International Growth Fund; (v) OFITC International Growth Fund; and (vi) OFI International Equity Fund, at a purchase price of $2.17 per Share, the consolidated closing bid price of the Company’s Common Stock as quoted by the Nasdaq Market Intelligence Desk at 4:00 PM EST on July 28, 2008.
     The Shares were registered under the Securities Act of 1933, as amended, pursuant to a shelf registration statement on Form S-3 (File No. 333-149807), which was declared effective by the U.S. Securities and Exchange Commission (the “SEC”) on April 3, 2008. The sale of the Shares is expected to settle on July 31, 2008.
     Novogen is the Company’s majority stockholder, holding approximately 71.9% of the Company’s issued and outstanding common stock prior to the closing of the transactions contemplated by the Securities Subscription Agreement.
     The description of the Securities Subscription Agreement above does not purport to be complete and is qualified in its entirety by reference to the complete text of the Securities Subscription Agreement, filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference
     This description does not constitute an offer to sell or the solicitation of an offer to buy any securities.
     On July 30, 2008, the Company issued a press release announcing that it had entered into the Securities Subscription Agreement with Novogen and Oppenheimer. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
Item 3.02 Unregistered Sales of Equity Securities
     On July 30, 2008, the Company issued a warrant (the “Warrant”) to Mr. John O’Connor to purchase 46,083 shares of common stock at an exercise price of $2.17 per share. The Company issued the Warrant to Mr. O’Connor in consideration of investor relations services rendered by him to the Company. The Warrant is exercisable immediately and expires on July 30, 2015. The exercise price and number of shares of common stock issuable upon exercise of the Warrant will be subject to future adjustments in the event that the Company subdivides or combines its outstanding shares of common stock or issues a stock dividend.
     The Warrant has not been registered under the Securities Act of 1933, as amended (the “Securities Act”). The Company issued the Warrant to Mr. O’Connor in a private placement transaction made in reliance upon the exemption from securities registration afforded by Section 4(2) of the Securities Act.
     The foregoing description of the Warrant does not purport to be complete and is qualified in its entirety by reference to the complete text of the Warrant filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated by reference herein.

     This description does not constitute an offer to sell or the solicitation of an offer to buy any securities. The Warrant sold in the private placement has not been registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements under the Securities Act or applicable state securities laws.
Item 9.01. Financial Statements and Exhibits.
(c) Exhibits.

Exhibit No.	Description

4.1	Warrant

10.1	Securities Subscription Agreement dated as of July 28, 2008 by and among Marshall Edwards, Inc., Novogen Limited and OppenheimerFunds, Inc.

99.1	Press Release issued by Marshall Edwards, Inc. dated as of July 30, 2008

Signature
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARSHALL EDWARDS, INC.
By:	/s/ David R. Seaton
David R. Seaton
Chief Financial Officer (Duly Authorized Officer and Principal Financial Officer)

Dated: July 30, 2008

Index to Exhibits

Exhibit No.	Description

4.1	Warrant

10.1	Securities Subscription Agreement dated as of July 28, 2008 by and among Marshall Edwards, Inc., Novogen Limited and OppenheimerFunds, Inc.

99.1	Press Release issued by Marshall Edwards, Inc. dated as of July 30, 2008